SUBORDINATION AND NOMINEE AGREEMENT


     This Subordination and Nominee Agreement (this "Nominee Agreement") is made as of the 21st day of May, 2004, by and between The William M. Beard and Lu Beard 1988 Charitable Unitrust (the "Unitrust"), Boatright Family, L.L.C. ("Boatright"), and McElmo Dome Nominee, LLC, a limited liability company ("Nominee").

     Whereas, The Beard Company (the "Company") has executed and delivered to William M. Beard and Lu Beard, as Trustees of the Unitrust that certain Promissory Note dated March 26, 2004 in the original principal amount of $2,800,000 (the "Unitrust Company Note"), evidencing a renewal and extension of indebtedness previously evidenced by that certain Promissory Note dated October 3, 2002 in the original principal amount of $3,000,000, executed by the Company and payable to Unitrust (the "Prior Unitrust Note"); and

     Whereas, Unitrust, Boatright, and certain other parties have previously entered into a Subordination and Nominee Agreement dated February 21, 2003 (the "2003 Nominee Agreement") under which the Nominee has agreed to act as agent and nominee on behalf of Unitrust, Boatright, and such other parties under that certain Deed of Trust, Assignment of Production, Security Agreement, and Financing Statement, dated as of February 21, 2003 (the "2003 Deed of Trust"), executed by the Company for the benefit of Nominee, covering certain properties owned by the Company and located in Montezuma County and Dolores County, Colorado (collectively, the "Collateral") and securing payment of the Prior Unitrust Note and other indebtedness described in the 2003 Nominee Agreement; and

     Whereas, all indebtedness secured by the 2003 Deed of Trust, other than the indebtedness currently evidenced by the Unitrust Company Note, has been paid in full; and

     Whereas, contemporaneously with the execution and delivery of this Agreement, Boatright has made a loan to Unitrust in the amount of $500,000, and in connection therewith the Unitrust has executed and delivered its Promissory
Note in such amount dated as of May 21, 2004 and (the "Unitrust Boatright Note"); and

     Whereas, contemporaneously with the execution and delivery of this Agreement, and pursuant to a $1,200,000 Private Placement Memorandum dated May 13, 2004, Unitrust has used the proceeds of the Unitrust Boatright Note to make a loan to the Company in the amount of $500,000; and

     Whereas, to secure payment of the loans evidenced by the Unitrust Company Note and the Unitrust Boatright Note (collectively, the "Notes") the Company has executed and delivered that certain Deed of Trust, Assignment of Production, Security Agreement, and Financing Statement, dated as of May 21, 2004, (the "2004 Deed of Trust"), covering the Collateral, for the benefit of the Nominee under the terms of this Agreement; and

     Whereas, as a condition of making the loan to the Unitrust, Boatright requires that, with respect to the proceeds of the Collateral, Boatright be entitled to first priority to the extent of the principal indebtedness held by the Boatright, and interest thereon, and that the Unitrust's priority with respect to proceeds of the Collateral be subordinated to the priority of Boatright; and

     Whereas, the Unitrust and Boatright desire to enter into this Agreement to provide for the orderly enforcement of the rights of Unitrust and Boatright (collectively, the "Noteholders") in the lien (the "Lien") created in the Collateral under the 2004 Deed of Trust and to set forth the priority as among the Noteholders of all proceeds from the foreclosure, deed-in-lieu of foreclosure, or other sale or disposition of the Collateral or the rights of the Nominee under the 2004 Deed of Trust, or of any other recovery resulting from or under the 2004 Deed of Trust ("Proceeds").

     Now, therefore, in consideration of the foregoing premises, the mutual covenants and agreements contained in this Agreement, and other good and valuable considerations, the receipt and adequacy of which are hereby acknowledged, Unitrust and Boatright hereby designate and appoint Nominee as their agent to act on behalf of all Noteholders in holding the beneficial interest granted under the 2004 Deed of Trust, and in enforcing any and all rights of the beneficiary under the 2004 Deed of Trust as provided herein, and Nominee hereby accepts such designation and appointment and agrees to hold such interest and act with respect to such interest in accordance with the terms and conditions of this Agreement.

     For the considerations stated above, the Unitrust, Boatright, and Nominee hereby further agree as follows:

     1. Nominee. Nominee shall act as the Noteholders' agent and shall hold title as nominee to the Lien and the Collateral for the benefit of all Noteholders.

     2. Enforcement of Deed of Trust. Nominee shall not transfer, sell, pledge, hypothecate, encumber, or otherwise exercise any incident of ownership with respect to the Lien or the Collateral held by it as nominee, except as follows:

          a. At all times prior to payment in full of the Unitrust Boatright Note, Nominee shall execute and deliver such instruments and shall take such actions or refrain from taking such actions as Boatright may require for purposes of enforcing the rights of the Noteholders under the Deeds of Trust.

          b. At all times following payment in full of the Unitrust Boatright Note, but prior to payment in full of the Unitrust Note, Nominee shall execute and deliver such instruments and shall take such actions or refrain from taking such actions as the Unitrust may require for purposes of enforcing the rights of the Noteholders under the Deeds of Trust.

     3. Disposition of Collateral. All Proceeds shall be applied in the following order:

          a. First, to the expenses incurred in enforcement of the 2004 Deed of Trust, the obligations secured thereby, and collection of such obligations;

          b. Second, to Boatright to the extent necessary to pay the Unitrust Boatright Note, principal and interest;

          c. Third, to the Unitrust to the extent necessary to pay the Unitrust Company Note, principal and interest; and

          d. Fourth, as required by law and by the 2004 Deed of Trust.

     4. Notice to Noteholders. The Nominee may, at any time, notify any Noteholder of the status of the obligations secured by the Deed of Trust and the enforcement thereof, including any notice or instruction received by the Nominee by any Noteholder.

     5. Binding Effect. This Agreement shall be binding upon the respective successors and assigns of the parties hereto.

     6. Termination. This Agreement may not be terminated without the written consent of the Noteholders; provided, that following payment in full of the Unitrust Boatright Note, no such consent shall be required of Boatright. In the event of termination, Nominee agrees to take such action and execute such documents as the Noteholders shall request to cause the Lien or the Collateral to be conveyed to the Noteholders, or as otherwise directed by the Noteholders.

     7. Governing Law. The provisions of this Agreement shall be construed in accordance with the laws of the State of Oklahoma.

     8.  Counterparts.   This  Agreement  may  be  executed  in  any  number  of
counterparts, each of which shall be deemed as original, but all of which together shall constitute one and the same agreement.

     9. Subordination of 2003 Deed of Trust. It is the intent of the parties that the 2003 Deed of Trust, the liens created thereunder, and all of Nominees rights thereunder, be renewed and extended and incorporated within the 2004 Deed of Trust. To the extent, if any, that the 2003 Deed of Trust remains separately enforceable, the 2003 Deed of Trust is and shall be, at all times prior to payment in full of the Unitrust Boatright Note, subordinate and inferior to the 2004 Deed of Trust.

"UNITRUST"                    THE WILLIAM M. BEARD AND LU BEARD 1988 CHARITABLE
                              UNITRUST


                              By   /s/ William Beard
                                   William Beard, Trustee


"NOMINEE"                     MCELMO DOME NOMINEE, LLC, an Oklahoma limited
                              liability company


                              By   /s/ William Beard
                                   William Beard, Member

                              By:       BOATRIGHT FAMILY L.L.C., Member


                                       By  /s/ Peter Boatright
                                           Peter Boatright, Manager

"BOATRIGHT"                   BOATRIGHT FAMILY L.L.C., an Oklahoma limited
                                liability company


                              By   /s/ Peter Boatright
                                   Peter Boatright, Manager


     ACKNOWLEDGED by The Beard Company this 21st day of May, 2004.


                              /s/ Herb Mee, Jr.
                              Herb Mee, Jr., President


STATE OF OKLAHOMA       )
                        )  SS.
COUNTY OF OKLAHOMA      )

     The foregoing instrument was acknowledged before me this 21st day of May, 2004, by William Beard, Trustee of The William M. Beard and Lu Beard 1988 Charitable Unitrust.


My Commission Expires:          /s/ Linda Shrum
10/30/06                        Notary Public, State of Oklahoma
                                Commission No.  02017703
(Seal)



STATE OF OKLAHOMA      )
                       )  SS.
COUNTY OF OKLAHOMA     )

     The foregoing instrument was acknowledged before me this 21st day of May, 2004, by William Beard, Member of McElmo Dome Nominee LLC, an Oklahoma limited liability company, on behalf of the limited liability company.


My Commission Expires:          /s/ Linda Shrum
10/30/06                        Notary Public, State of Oklahoma
                                Commission No.  02017703
(Seal)


STATE OF OKLAHOMA      )
                       )  SS.
COUNTY OF OKLAHOMA     )

     The foregoing instrument was acknowledged before me this 21st day of May, 2004, by Peter Boatright, as Manager of BOATRIGHT FAMILY L.L.C., as member of McElmo Dome Nominee LLC, an Oklahoma limited liability company, on behalf of the limited liability company.

My Commission Expires:          /s/ Linda Shrum
10/30/06                        Notary Public, State of Oklahoma
                                Commission No.  02017703
(Seal)



STATE OF OKLAHOMA      )
                       )  SS.
COUNTY OF OKLAHOMA     )

     The foregoing instrument was acknowledged before me this 21st day of May, 2004, by Peter Boatright, Manager of Boatright Family L.L.C., an Oklahoma limited liability company, on behalf of the limited liability company.


My Commission Expires:          /s/ Linda Shrum
10/30/06                        Notary Public, State of Oklahoma
                                Commission No.  02017703
(Seal)


STATE OF OKLAHOMA     )
                      )  SS.
COUNTY OF OKLAHOMA    )

     The foregoing instrument was acknowledged before me this 21st day of May, 2003, by Herb Mee, Jr., President of The Beard Company, an Oklahoma corporation, on behalf of the corporation.


My Commission Expires:          /s/ Linda Shrum
10/30/06                        Notary Public, State of Oklahoma
                                Commission No.  02017703
(Seal)